Pages -  27
                                    Exhibit Index - Page 5



                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549


                                FORM 8-K/A

                                (Amendment No. 2)


                              CURRENT REPORT


                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


             Date of Earliest Event Reported:  October 6, 1995



                        Jefferson-Pilot Corporation
  (Exact name of registrant as specified in its charter)



    North Carolina           1-5955     56-0896180
(State or other juris-    (Commission  (I.R.S. Employer
diction of incorporation) File Number) Identification No.)



 100 North Greene Street, Greensboro, NC         27401
 (Address of principal executive offices)     (Zip Code)



                    (910) 691-3691
  (Registrant's telephone number, including area code)

Item 5.  Other Events

On November 15, 1995, Jefferson-Pilot Life Insurance Company ("JP Life") was served with a Complaint in Romig v. Jefferson-Pilot Life Insurance Company, an action filed in the Superior Court of Guilford County, North Carolina on November 6, 1995. This purported class action follows a large number of similar class actions filed against insurance companies nationwide. The Complaint alleges deceptive practices and fraudulent and negligent misrepresentation in the sale of life insurance policies using illustrations showing some or all of the future premiums being paid from policy values rather than directly by the insured. Actual policy values exceeded those illustrated on a guaranteed basis, but were less than those illustrated on a
then current basis due primarily to interest or	dividend rates that declined
along with the overall decline in interest rates in recent years.

Plaintiff seeks certification of class action status and asks for unspecified compensatory damages, treble or punitive damages, costs and equitable relief. While JP Life cannot assess the possible outcome of this action, it believes that it has made appropriate disclosures to policyholders as a matter of practice. If this matter is certified as a class action, JP Life intends to
defend the suit	vigorously.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

(e)   Financial Statements of Business Acquired

Unaudited combined balance sheets at September 30, 1995 and December 31, 1994, unaudited combined statements of income and cash flows for the nine months ended September 30, 1995 and 1994, and unaudited note to combined financial statements, for Alexander Hamilton Life Insurance Company of America and the acquired subsidiaries.

(f)   Unaudited pro forma financial information

Unaudited pro forma condensed consolidated statements of income of Jefferson-Pilot Corporation for the year ended December 31, 1994, for the nine months ended September 30, 1995 and 1994, and unaudited pro forma condensed consolidated balance sheet as of September 30, 1995 for Jefferson-Pilot Corporation giving effect to the pro forma adjustments related to the acquisition of Alexander Hamilton Life Insurance Company of America and its two acquired subsidiaries as described in Item 2 of the Form 8-K filed on
October 19, 1995 to report this	acquisition.  The 1994 condensed pro forma
income statement and a six-month condensed, pro forma income statement to, and balance sheet as of, June 30, 1995 were included in Form 8-K/A
(Amendment No. 1).  The statements included herein reflect more current data.

(g)   Unaudited supplemental pro forma information.

Unaudited analyses of pro forma net income and pro forma earnings per share available to common shareholders for the year ended December 31, 1994 and the nine months ended September 30, 1995.

                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            JEFFERSON-PILOT CORPORATION


                        By:     /s/Robert A. Reed


                       (name)  Robert A. Reed


                       (title) Vice President


Dated:  November 21, 1995

                          Index to Exhibits

Exhibit No.     Description                        Pages

   (e)       Financial Statements of Business
             Acquired (9/30/95)

   (f)       Pro forma financial information
             (9/30/95)

   (g)       Unaudited Supplemental pro forma
             information (9/30/95)

                                              Exhibit (e)

          ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA,

          FIRST ALEXANDER HAMILTON LIFE INSURANCE COMPANY, AND

               ALEXANDER HAMILTON CAPITAL MANAGEMENT, INC.


               UNAUDITED CONDENSED COMBINED BALANCE SHEETS

                      (Dollar Amounts in Thousands)

                                              September 30,   December 31,
                 ASSETS                           1995            1994
                                              (Unaudited)
CASH AND INVESTMENTS:
  Cash and cash equivalents                  $   50,362       $   10,380
  Debt securities available for sale,
   at fair value                              3,919,360        3,515,628
  Debt securities held to maturity, at
   amortized cost                             2,721,532        2,737,720
  Equity securities available for sale,
   at market value                              148,780           53,289
  Mortgage loans on real estate                 198,003          161,883
  Policy loans                                  794,989          544,198
  Real estate                                    29,501           81,153
  Other investments                                 -              1,722
     Total cash and investments               7,862,527        7,105,973

ACCRUED INVESTMENT INCOME                       113,628          103,929

ACCOUNTS RECEIVABLE AND AGENTS' BALANCES         25,622           57,607

DUE FROM REINSURERS                              92,942           82,165

RECEIVABLE FROM AFFILIATE                        65,067              -

PROPERTY AND EQUIPMENT                           17,286           20,088

DEFERRED POLICY ACQUISITION COSTS, net
  of amortization                               464,993          618,652

INCOME TAX RECEIVABLE                              9,619              -

DEFERRED INCOME TAX ASSETS                       55,863           68,994

OTHER ASSETS                                        -              9,330

     TOTAL ASSETS                            $8,707,547       $8,066,738


The accompanying note is an integral part of these combined statements.

                 ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA,

                   FIRST ALEXANDER HAMILTON LIFE INSURANCE COMPANY, AND

                    ALEXANDER HAMILTON CAPITAL MANAGEMENT, INC.


                     UNAUDITED CONDENSED COMBINED BALANCE SHEETS

                          (Dollar Amounts in Thousands)


                          		          September 30,  December 31,
LIABILITIES AND COMBINED COMPANIES EQUITY               1995          1994
                                                   (Unaudited)
POLICY LIABILITIES:

  Future policy benefits                            $7,709,900    $7,087,065
  Dividend accumulations and other policyholder
    funds on deposit                                     2,493         2,021
  Policy and contract claims                            40,288        36,439
  Unearned premium reserves                              3,790         3,502
     Total policy liabilities                        7,756,471     7,129,027

INCOME TAXES PAYABLE                                       -          20,008

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                  113,928       157,620

PAYABLE TO AFFILIATE                                     2,440        67,768

NOTE PAYABLE TO PARENT                                  50,000        50,000

     Total liabilities                               7,922,839     7,424,423


COMBINED COMPANIES EQUITY:
  Combined companies equity                            785,835       733,076
  Net unrealized gain (loss) on securities available
    for sale                                             6,730       (81,835)
  Net unrealized losses or foreign exchange
    transactions                                        (7,857)       (8,926)

    Total combined companies equity                    784,708       642,315
TOTAL LIABILITIES AND COMBINED COMPANIES EQUITY     $8,707,547    $8,066,738




The accompanying note is an integral part of these combined statements.

     ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA,

              FIRST ALEXANDER HAMILTON LIFE INSURANCE COMPANY, AND

               ALEXANDER HAMILTON CAPITAL MANAGEMENT, INC.


                          COMBINED STATEMENTS OF INCOME

                          (Dollar Amounts in Thousands)


                                                  Nine Months Ended
                                                     September 30,
                                                           1995        1994
                                                       (Unaudited) (Unaudited)
REVENUE:
  Life premiums                                         $  35,159   $  (7,859)
  Accident and health premiums                             19,967      18,879
  Contract revenue                                         99,651     100,752
     Total premiums and other considerations              154,777     111,772
  Net investment income                                    98,025      64,118
  Realized investment gains (losses)                        2,769      27,223
                                                          255,571     203,113

BENEFITS AND EXPENSES:
  Life benefits                                            58,444      56,615
  Accident and health benefits                              7,410      10,777
  (Decrease) increase in reserves                           3,265     (46,705)
  Other policyholder benefits                              (3,854)      4,243
     Total benefits                                        65,265      24,930
  Insurance commissions                                    54,750      41,658
  General and administrative                               41,483      42,672
  Insurance taxes, licenses, and fees                      13,285      11,198
  Interest expense                                          3,663        -
     Total expenses                                       113,181      95,528

INCOME FROM OPERATIONS BEFORE INCOME TAXES                 77,125      82,655
INCOME TAXES                                               27,567      29,094

NET INCOME                                              $  49,558   $  53,561



The accompanying note is an integral part of these combined statements.


                   ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA,

                   FIRST ALEXANDER HAMILTON LIFE INSURANCE COMPANY, AND

                   ALEXANDER HAMILTON CAPITAL MANAGEMENT, INC.


                          COMBINED STATEMENTS OF CASH FLOWS

                          (Dollar Amounts in Thousands)

                                                                               Nine Months Ended
                                                     September 30,
                                                           1995        1994
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                           $   49,558  $   53,561
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Policy liabilities                                  627,444     616,082
      Deferred policy acquisition costs                   (54,314)    (62,391)
      Depreciation and amortization                        54,714      34,360
      Deferred income taxes (benefit)                      (5,999)        456
      Amounts receivable and other assets                 (53,847)    (70,556)
      Accounts payable and accrued expenses               (63,702)     33,647
      Realized investment (gains) losses                   (2,769)    (27,223)
        Total adjustments                                 501,527     524,375
        Net cash provided by operating activities         551,085     577,936
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of investment securities                   (2,696,501) (2,857,664)
  Proceeds from sales and maturities of investment
    securities                                          2,499,935   2,240,028
  Purchases of mortgage loans and real estate             (81,850)     (7,998)
  Proceeds from sales of real estate                          -        14,117
  Proceeds from payments on mortgage principle             37,807      66,067
  Policy loans, net                                      (250,791)    (89,861)
  Additions to property, plant and equipment               (1,075)    ( 2,621)
     Net cash used in investing activities               (492,475)   (637,932)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Capital contribution received from parent company        46,700         -
  Increase (decrease) in note payable and payable
    to affiliate                                          (65,328)     50,383
  Net cash provided by (used for) financing activities    (18,628)     50,383
     Net decrease in cash and cash equivalents             39,982      (9,613)
CASH AND CASH EQUIVALENTS, beginning of year               10,380      13,821

CASH AND CASH EQUIVALENTS, end of year                 $   50,362  $    4,208


The accompanying note is an integral part of these combined statements.

           ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

          FIRST ALEXANDER HAMILTON LIFE INSURANCE COMPANY, AND

               ALEXANDER HAMILTON CAPITAL MANAGEMENT, INC.


              NOTE TO COMBINED CONDENSED FINANCIAL STATEMENTS
                                (UNAUDITED)




BASIS OF PRESENTATION


The accompanying combined condensed financial statements include Alexander Hamilton Life Insurance Company of America ("AHLIC"), First Alexander Hamilton Life Insurance Company ("FAHL"), and Alexander Hamilton Capital Management, Inc. ("AHCM") and are unaudited, but, in the opinion of management, reflect all adjustments necessary to present fairly the combined condensed September 30, 1995 balance sheet and statements of income and cash flows for the nine months ended September 30, 1995 and 1994. Such adjustments consist only of normal recurring accruals and adjustments. These financial statements have been combined and prepared as a result of the Stock Purchase Agreement between the Household Group, Household International, Inc., Alexander Hamilton Life Insurance Company of America, and Jefferson-Pilot Corporation dated August 9, 1995 and exclude certain AHLIC subsidiaries that have not been acquired.

These combined condensed financial statements should be read in conjunction with the audited combined financial statements and related notes. Combined net income and cash flows for the interim periods reflected in the accompanying combined condensed financial statements are not necessarily indicative of those to be expected for the entire fiscal year.

                                             Exhibit (f)

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma condensed consolidated balance sheet of Jefferson-Pilot Corporation (Company) and its consolidated subsidiaries as of September 30, 1995 is based on the historical condensed consolidated balance sheet of the Company, and is presented as if the acquisition (Alexander Hamilton acquisition) of Alexander Hamilton Life Insurance Company of America, First Alexander Hamilton Life Insurance Company, and Alexander Hamilton Capital Management, Inc. (Alexander Hamilton Companies) and related borrowings had occurred on September 30, 1995. The unaudited pro forma consolidated condensed balance sheet gives effect to the Alexander Hamilton acquisition under the purchase method of accounting and is based upon a preliminary allocation of the purchase price and the assumptions and adjustments described in the accompanying notes. This unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the Company's consolidated financial statements and the combined financial statements of the companies acquired in the Alexander Hamilton acquisition. This pro forma information is not necessarily indicative of the financial position that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future financial position.

The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1994 and the nine months ended September 30, 1995 and 1994 are based on the historical consolidated financial statements of the Company and the combined financial statements of companies acquired in the Alexander Hamilton acquisition, and are presented as if the Alexander Hamilton acquisition (including borrowings related to the acquisition) had occurred at the beginning of the periods presented. The unaudited pro forma statements of income give effect to the Alexander Hamilton acquisition under the purchase method of accounting and are based on a preliminary allocation of the purchase price and the assumptions and adjustments described in the accompanying notes. These unaudited pro forma statements of income should be read in conjunction with the Company's consolidated financial statements and the combined financial statements of the companies acquired in the Alexander Hamilton acquisition. The pro forma information is not necessarily indicative of the results of operations that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.

For a description of the Alexander Hamilton acquisition, including the reinsurance (coinsurance) transactions and related transfers of assets and liabilities associated with the credit insurance, periodic payment annuity, and company owned life insurance lines of business to companies retained by the prior owner, see Item 2 of the Form 8-K being amended hereby.


         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            September 30, 1995

                            Jefferson-   Alexander
                              Pilot      Hamilton
                            Corporation Companies(8) Adjustments   Pro Forma
ASSETS                               (dollar amounts in thousands)

Cash and investments:
 Debt securities available
  for sale, at fair value    $2,742,888 $3,395,173 $     -        $ 6,138,061
 Debt securities held to
  maturity, at amortized cost 2,020,371  1,799,382    29,245 (1)    3,848,998
 Equity securities              850,454     53,986       -            904,440
 Mortgage loans                 839,569    198,003       -          1,037,572
 Cash and all other investments 333,433    183,540  (246,592)(1)(2)   270,381
Accrued investment income        85,604     85,468       -            171,072
Accounts receivable and agents'
  balances                       61,019     30,706       -             91,725
Due from reinsurers              34,323  2,254,531       -          2,288,854
Property and equipment, net      98,471     16,552      (250)(1)      114,773
Deferred policy acquisition
  costs                         560,459    448,029  (448,029)(1)      560,459
Deferred tax asset                  -       41,514    34,136 (1)       75,650
Organization costs                  -         -        2,100 (1)        2,100
Value of business acquired          -         -      324,600 (1)(6)   324,600
Goodwill                            -         -       53,959 (1)       53,959
Other assets                     87,099      9,619       -             96,718
Separate account assets         275,956       -          -            275,956
                             $7,989,646 $8,516,503 $(250,831)     $16,255,318

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
 Policy liabilities          $4,856,554 $7,756,471 $     -        $12,613,025
 Income tax liabilities         250,591       -          -            250,591
 Obligations under repurchase
  agreements                    266,057       -          -            266,057
 Short-term notes payable        76,500       -      315,000 (3)      391,500
 Accounts payable and accrued
  expenses                       78,305    130,792       -            209,097
 Other liabilities              186,565       -       13,409 (1)(5)   199,974
 Note payable                       -       50,000   (50,000)(7)          -
 Separate account liabilities   275,956       -          -            275,956

                              5,990,528  7,937,263   278,409       14,206,200

Redeemable preferred stock          -       50,000(4)    -             50,000

Stockholders' equity          1,999,118    529,240  (529,240)       1,999,118

                             $7,989,646 $8,516,503 $(250,831)     $16,255,318


See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

                                 NOTES TO
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            September 30, 1995
                              (In Thousands)

(1) Represents the allocation of the purchase price of $575,000 to adjust acquired assets and liabilities to fair value.

(2) Includes $210,000 of cash applied toward the purchase price in connection with the acquisition.

(3) Represents the issuance of $315,000 short-term debt in connection with the acquisition.

(4) Represents the issuance of $50,000 redeemable preferred stock in connection with the acquisition.

(5) The other liabilities adjustment includes approximately $11,400 of costs to relocate employees and integrate systems and processes as a result of the acquisition and $2,000 to record post retirement benefits at fair value.

(6) The value of business acquired represents the actuarially determined present value of future gross profits for the businesses acquired, discounted at a risk rate of return. The value of business acquired is amortized over the life of the business at a constant rate based on the present value of the estimated gross profit amounts expected to be realized over the life of the business. Amortization amounts for the years ending 1995 through 1999 would be as follows: 1995 - $28,600, 1996 - $33,200, 1997 - $33,200, 1998 - $31,700,
1999 - $30,000.

(7) Represents elimination of intercompany note payable.

(8) The amounts for the Alexander Hamilton Companies represent the assets and liabilities acquired in connection with the transaction. Certain assets of the Alexander Hamilton Companies were not acquired. These amounts are presented as follows.

                                  Alexander     Adjustments          Amounts
                                  Hamilton     For Items Not          Shown
                                  Companies      Acquired             Above
ASSETS
Cash and investments:
 Debt securities available for
  sale, at fair value            $3,919,360  $ (524,187)(A)(B)(C)  $3,395,173
 Debt securities held to maturity,
  at amortized cost               2,721,532    (922,150)(A)(B)(C)   1,799,382
 Equity securities available for
  sale, at market value             148,780     (94,794)(A)(B)(C)      53,986
 Mortgage loans                     198,003         -                 198,003
 Cash and all other investments     924,852    (741,312)(A)           183,540
Accrued investment income           113,628     (28,160)(A)            85,468
Accounts receivable and agents'
  balances                           90,689     (59,983)(A)            30,706
Due from reinsurers                  92,942   2,161,589 (A)         2,254,531
Property and equipment, net          17,286        (734)(D)            16,552
Deferred policy acquisition costs   464,993     (16,964)(A)           448,029
Deferred tax asset                   55,863     (14,349)(A)            41,514
Other assets                          9,619         -                   9,619

                                 $8,757,547  $ (241,044)           $8,516,503

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
 Policy liabilities              $7,756,471  $     -               $7,756,471
 Accounts payable and accrued
  expenses                          113,928      16,864 (A)           130,792
 Other liabilities                    2,440      (2,440)(A)              -
 Note payable                        50,000        -                   50,000

                                  7,922,839      14,424             7,937,263

Redeemable preferred stock           50,000        -                   50,000
                                                   (734)(D)              (734)
                                                (60,000)(B)           (60,000)
Stockholders' equity                784,708    (194,734)(C)           589,974

                                 $8,757,547  $ (241,044)           $8,516,503

(A) Represents the transfer of assets and liabilities associated with the credit insurance, periodic payment annuity, and company owned life insurance lines of business and the establishment of the related reinsurance receivable as if those lines of business were reinsured.

(B) Represents dividend of net income (as defined in the Stock Purchase Agreement) for 1995.

(C) Represents capital contribution to entities not being sold per the Stock Purchase Agreement.

(D) Represents dividend of property and equipment.


      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                       Year Ended December 31, 1994

                                         Alexander
                            Jefferson-   Hamilton
                              Pilot      Companies
                           Corporation     (11)    Adjustments    Pro Forma
                          (dollar amounts in thousands, except per share data)
REVENUE:
 Premiums and other
  considerations           $  655,302  $  80,542  $    -         $  735,844
 Net investment income        375,196     78,062   (26,962)(1)(2)   426,296
 Communications               172,501        -         -            172,501
 Realized investment gains     61,426     12,991       -             74,417
 Other income                   4,385        -       5,000 (9)        9,385

                            1,268,810    171,595   (21,962)       1,418,443

BENEFITS AND EXPENSES:
 Policy benefits              627,862       (419)      -            627,443
 Insurance commissions         71,752     62,899       -            134,651
 Communications operations    120,833        -         -            120,833
 General and administrative   117,819     41,312       807 (3)      159,938
 Taxes, licenses, & fees       23,351     15,432       -             38,783
 Interest                        -         1,230    17,749 (4)       18,979
 Amortization of value of
  business acquired              -           -      28,600 (5)       28,600
 Amortization of goodwill        -           -       2,158 (6)        2,158
 Increase in deferred
  acquisition costs, net      (40,410)   (17,151)  (51,966)(7)     (109,527)

                              921,207    103,303   ( 2,652)       1,021,858

Income before income taxes    347,603     68,292   (19,310)         396,585
Provision for income taxes    117,707     23,388    (6,003)(8)      135,092

Income from continuing
 operations                $  229,896  $  44,904  $(13,307)      $  261,493

Income from continuing
  operations, per share    $     4.73                            $    5.30(10)

Shares used in earnings
  per share calculation    48,641,880                            48,641,880




See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income.

                                 NOTES TO
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                       Year Ended December 31, 1994
                              (In Thousands)

(1) Represents foregone interest of $15,162 a rate of 7.22% on the $210,000 of the purchase price obtained from internal funds.

(2) Represents amortization of $11,800 on the difference between the market value and the carrying amounts of investments acquired.

(3) Represents adjustment for estimated net periodic pension cost subsequent to the acquisition.

(4) Represents interest expense at a rate of 6.025% on the $315,000 of debt incurred in connection with the acquisition and elimination of $1,230 of intercompany interest associated with the note payable.

(5) Represents amortization of the value of business acquired in the transaction, in accordance with SFAS 97. See note 6 of the pro forma balance sheet.

(6) Represents amortization of goodwill over a period of 25 years.

(7) Represents removal of amortization of the deferred acquisition cost of the Alexander Hamilton Companies subsequent to the acquisition.

(8) Represents the net tax effect of the pro forma adjustments excluding goodwill amortization at statutory income tax rates.

(9) Reflects fees received on reinsurance business.

(10) The computation of earnings per share is based upon the weighted average number of common shares outstanding during the period. Preferred stock dividends of $3,562 are reflected in the earnings per share computation.

(11) The amounts for the Alexander Hamilton Companies in the pro forma statement of income represent the effects on earnings of the assets and liabilities acquired in the transaction. The adjustment of the historical statement of income of the Alexander Hamilton Companies to arrive at the effects of the business acquired by Jefferson-Pilot Corporation are presented as follows.


                                   Alexander     Adjustments         Amounts
                                   Hamilton     For Items Not         Shown
                                   Companies      Acquired            Above
REVENUE:
 Premiums and other
  considerations                   $ 159,957    $  (79,415) (A)    $  80,542
 Net investment income                96,573       (18,511) (A)       78,062
 Realized investment gains            21,072        (8,081) (A)       12,991

                                     277,602      (106,007)          171,595

BENEFITS AND EXPENSES:
 Policy benefits                     36,197        (36,616) (A)         (419)
 Insurance commissions               73,698        (10,799) (A)       62,899
 General and administrative          55,782        (14,470) (A)       41,312
 Taxes, licenses, and fees           17,834         (2,402) (A)       15,432
 Interest                             1,230            -               1,230
 Increase in deferred acquisition
  costs, net                        (17,151)           -             (17,151)

                                    167,590        (64,287)          103,303

Income before income taxes          110,012        (41,720)           68,292
Provision for income taxes           38,407        (15,019) (B)       23,388

Income from continuing operations $  71,605      $ (26,701)        $  44,904



(A) Represents the reduction of revenue, benefits, and expenses for the year ended December 31, 1994 had the credit insurance, periodic payment annuity, and company owned life insurance lines of business been reinsured on January 1, 1994.

(B) Represents the net tax effect of the pro forma adjustments at statutory income tax rates.


      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   Nine Months Ended September 30, 1995

                                         Alexander
                            Jefferson-   Hamilton
                              Pilot      Companies
                           Corporation     (11)    Adjustments    Pro Forma
                         (dollar amounts in thousands, except per share data)
REVENUE:
 Premiums and other
  considerations           $  471,712  $  92,994  $    -         $  564,706
 Net investment income        322,037     81,098   (20,172)(1)(2)   382,963
 Communications               114,778        -         -            114,778
 Realized investment
  gains (losses)               26,066     (1,526)      -             24,540
 Other income                  91,086        -       3,750 (9)       94,836

                            1,025,679    172,566   (16,422)       1,181,823

BENEFITS AND EXPENSES:
 Policy benefits              547,284     35,599       -            582,883
 Insurance commissions         71,095     47,127       -            118,222
 Communications operations     78,124        -         -             78,124
 General and administrative    91,585     27,350       787 (3)      119,722
 Taxes, licenses, & fees       19,448     11,584       -             31,032
 Interest                         -        3,375    10,859 (4)       14,234
 Amortization of value of
  business acquired               -          -      21,450 (5)       21,450
 Amortization of goodwill         -          -       1,619 (6)        1,619
 Increase in deferred
  acquisition costs, net      (32,166)   ( 2,497)  (39,535)(7)      (74,198)

                              775,370    122,538   ( 4,820)         893,088

Income before income taxes    250,309     50,028   (11,602)         288,735
Provision for income taxes     81,884     17,383    (3,494)(8)       95,773

Income from continuing
 operations                $  168,425  $  32,645  $ (8,108)      $  192,962

Income from continuing
  operations, per share    $     3.51                            $    3.97(10)

Shares used in earnings
  per share calculation    47,905,902                            47,905,902



See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income.

                                 NOTES TO
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   Nine Months Ended September 30, 1995
                              (In Thousands)

(1) Represents foregone interest of $11,372 at a rate of 7.22% on the $210,000 of the purchase price obtained from internal funds.

(2) Represents amortization of $8,800 on the difference between the market value and the carrying amounts of investments acquired.

(3) Represents adjustment for estimated net periodic pension cost subsequent to the acquisition.

(4) Represents interest expense at a rate of 6.025% on the $315,000 of debt incurred in connection with the acquisition less elimination of $3,375 of inter-company interest expense on the note payable.

(5) Represents amortization of the value of business acquired in the transaction, in accordance with SFAS 97. See note 6 of the pro forma balance sheet.

(6) Represents amortization of goodwill over a period of 25 years.

(7) Represents removal of amortization of the deferred acquisition costs of the Alexander Hamilton companies subsequent to the acquisition.

(8) Represents the net tax effect of the pro forma adjustments excluding goodwill amortization at statutory income tax rates.

(9) Represents estimated fees for reinsurance business.

(10) The computation of earnings per share is based upon the weighted average number of common shares outstanding during the period. Preferred stock dividends of $2,672 are reflected in the earnings per share computation.

(11) The amounts for the Alexander Hamilton Companies in the pro forma statement of income represent the effects on earnings of the assets and liabilities acquired in the transaction. The adjustment of the historical statement of income of the Alexander Hamilton Companies to arrive at the effects of the business acquired by the Company are presented as follows.


                                      Alexander     Adjustments
                                      Hamilton     For Items Not
                                      Companies      Acquired       Pro Forma
REVENUE:
 Premiums and other considerations   $ 154,777    $ (61,783) (A)   $  92,994
 Net investment income                  98,025      (16,927) (A)      81,098
 Realized investment gains(losses)       2,769       (4,295) (A)      (1,526)

                                       255,571      (83,005)         172,566

BENEFITS AND EXPENSES:
 Policy benefits                        65,265      (29,666) (A)      35,599
 Insurance commissions                  57,247      (10,120) (A)      47,127
 General and administrative             41,483      (14,133) (A)      27,350
 Taxes, licenses, and fees              13,285       (1,701) (A)      11,584
 Interest                                3,663         (288) (A)       3,375
 Increase in deferred acquisition
  costs, net                            (2,497)         -            ( 2,497)

                                       178,446      (55,908)         122,538

Income before income taxes              77,125      (27,097)          50,028
Provision for income taxes              27,567      (10,184) (B)      17,383

Income from continuing operations    $  49,558    $ (16,913)       $  32,645


(A) Represents the reduction of revenue, benefits, and expenses for the nine months ended September 30, 1995 had the credit insurance, periodic payment annuity, and company owned life insurance lines of business been reinsured on January 1, 1995.

(B) Represents the net tax effect of the pro forma adjustments at statutory income tax rates.


      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   Nine Months Ended September 30, 1994

                                         Alexander
                            Jefferson-   Hamilton
                              Pilot      Companies
                           Corporation     (11)    Adjustments    Pro Forma

                         (dollar amounts in thousands, except per share data)
REVENUE:
 Premiums and other
  considerations           $  437,255  $  50,141  $    -         $  487,396
 Net investment income        280,588     51,893   (20,172)(1)(2)   312,309
 Communications               118,866        -         -            118,866
 Realized investment
  gains                        42,470     20,137       -             62,607
 Other income                  54,990        -       3,750 (9)       58,740

                              934,169    122,171   (16,422)       1,039,918

BENEFITS AND EXPENSES:
 Policy benefits              470,403     (6,093)      -            464,310
 Insurance commissions         52,406     70,574       -            122,980
 Communications operations     82,064        -         -             82,064
 General and administrative    87,838     31,656       605 (3)      120,099
 Taxes, licenses, & fees       17,459      9,532       -             26,991
 Interest                         -          -      14,234 (4)       14,234
 Amortization of value of
  business acquired               -          -      21,450 (5)       21,450
 Amortization of goodwill         -          -       1,619 (6)        1,619
 Increase in deferred
  acquisition costs, net      (27,596)   (38,966)  (36,802)(7)     (103,364)

                              682,574     66,703     1,106          750,383

Income before income taxes    251,595     55,468   (17,528)         289,535
Provision for income taxes     86,010     19,232    (5,568)(8)       99,674

Income from continuing
 operations                $  165,585  $  36,236  $(11,960)      $  189,861

Income from continuing
  operations, per share    $     3.40                            $    3.84(10)

Shares used in earnings
  per share calculation    48,705,568                            48,705,568


See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income.

                                 NOTES TO
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   Nine Months Ended September 30, 1994
                              (In Thousands)

(1) Represents foregone interest of $11,372 at a rate of 7.22% on the $210,000 of the purchase price obtained from internal funds.

(2) Represents amortization of $8,800 on the difference between the market value and the carrying amounts of investments acquired.

(3) Represents adjustment for estimated net periodic pension cost subsequent to the acquisition.

(4) Represents interest expense at a rate of 6.025% on the $315,000 of debt incurred in connection with the acquisition.

(5) Represents amortization of the value of business acquired in the transaction, in accordance with SFAS 97. See note 6 of the pro forma balance sheet.

(6) Represents amortization of goodwill over a period of 25 years.

(7) Represents removal of amortization of the deferred acquisition costs of the Alexander Hamilton companies subsequent to the acquisition.

(8) Represents the net tax effect of the pro forma adjustments excluding goodwill amortization at statutory income tax rates.

(9) Represents fees for reinsurance business.

(10) The computation of earnings per share is based upon the weighted average number of common shares outstanding during the period. Preferred stock dividends of $2,672 are reflected in the earnings per share computation.

(11) The amounts for the Alexander Hamilton Companies in the pro forma statement of income represent the effects on earnings of the assets and liabilities acquired in the transaction. The adjustment of the historical statement of income of the Alexander Hamilton Companies to arrive at the effects of the business acquired by the Company are presented as follows.



                                     Alexander      Adjustments
                                     Hamilton      For Items Not
                                     Companies       Acquired       Pro Forma
REVENUE:
 Premiums and other considerations  $ 111,772    $  (61,631) (A)   $  50,141
 Net investment income                 64,118       (12,225) (A)      51,893
 Realized investment gains             27,223        (7,086) (A)      20,137

                                      203,113       (80,942)         122,171

BENEFITS AND EXPENSES:
 Policy benefits                       24,930       (31,023) (A)      (6,093)
 Insurance commissions                 80,624       (10,050) (A)      70,574
 General and administrative            42,672       (11,016) (A)      31,656
 Taxes, licenses, and fees             11,198        (1,666) (A)       9,532
 Interest                                 -             -                -
 Increase in deferred acquisition
  costs, net                          (38,966)          -            (38,966)

                                      120,458       (53,755)          66,703

Income before income taxes             82,655       (27,187)          55,468
Provision for income taxes             29,094        (9,862) (B)      19,232

Income from continuing operations   $  53,561    $  (17,325)       $  36,236


(A) Represents the reduction of revenue, benefits, and expenses for the nine months ended September 30, 1994 had the credit insurance, periodic payment annuity, and company owned life insurance lines of business been reinsured on January 1, 1994.

(B) Represents the net tax effect of the pro forma adjustments at statutory income tax rates.

                                                       Exhibit (g)


UNAUDITED SUPPLEMENTAL SUMMARY PRO FORMA INFORMATION

The following unaudited supplemental presentation is intended to assist shareholders and securities analysts in understanding the financial effect on the Company of the Alexander Hamilton acquisition by summarizing certain pro forma information in the format historically used for summary presentation of the Company's results.


Unaudited Analysis of Pro Forma Net Income
Year Ended December 31, 1994

                             Jefferson-   Alexander
                               Pilot      Hamilton
                             Corporation  Companies     Adjustments  Pro Forma
				     (dollar amounts in thousands)
Income before realized
investment gains:
 Continuing operations        $190,976    $41,949 (A)   $(13,307)   $219,618
 Discontinued operations         9,247        -              -         9,247
 Operating income              200,223     41,949        (13,307)    228,865

Realized investment gains
(net of income taxes):
 Continuing operations          38,920      2,955 (A)        -        41,875
 Discontinued operations            92        -              -            92
 Realized investment gains      39,012      2,955            -        41,967

Net income:
 Continuing operations         229,896     44,904        (13,307)    261,493

 Discontinued operations         9,339        -              -         9,339
Net income                    $239,235    $44,904       $(13,307)   $270,832


Unaudited Analysis of Per Share Pro Forma Earnings Applicable to Common
Shareholders
Year Ended December 31, 1994

                             Jefferson-   Alexander
                               Pilot      Hamilton
                             Corporation  Companies     Adjustments  Pro Forma

Income before realized
 investment gains:
 Continuing operations        $   3.93    $  0.86 (A)   $ (0.27)    $  4.52
 Discontinued operations          0.19        -             -          0.19
 Operating income                 4.12       0.86         (0.27)       4.71

Realized investment gains
(net of income taxes):
 Continuing operations            0.80       0.06 (A)       -          0.86
 Discontinued operations           -          -             -           -
 Realized investment gains        0.80       0.06           -          0.86

Net income:
 Continuing operations            4.73       0.92         (0.27)       5.30(B)

 Discontinued operations          0.19        -             -          0.19
Net income                    $   4.92    $  0.92       $ (0.27)    $  5.49(B)


(A) Realized investment gains are shown net of deferred acquisition cost reductions which are reflected in operating income from continuing operations.

(B) The pro forma earnings per share applicable to common shareholders reflects dividends on redeemable preferred stock of $3,562 or $0.07 per share.

Unaudited Analysis of Pro Forma Net Income
Nine Months Ended September 30, 1995

                            Jefferson-   Alexander
                              Pilot      Hamilton
                            Corporation  Companies    Adjustments  Pro Forma
				     (dollar amounts in thousands)
Income before realized
investment gains:
 Continuing operations       $ 150,189   $ 32,992 (A)  $(8,108)     $175,073
 Discontinued operations         2,178        -             -          2,178
 Operating income              152,367     32,992       (8,108)      177,251

Realized investment gains
(net of income taxes):
 Continuing operations          18,236       (347)(A)      -          17,889
 Discontinued operations        16,363         -           -          16,363
 Realized investment gains      34,599       (347)         -          34,252

Net income:
 Continuing operations         168,425     32,645       (8,108)      192,962

 Discontinued operations        18,541        -            -          18,541
Net income                   $ 186,966   $ 32,645      $(8,108)     $211,503



Unaudited Analysis of Per Share Pro Forma Earnings Applicable to Common
Shareholders
Nine Months Ended September 30, 1995

                             Jefferson-   Alexander
                               Pilot      Hamilton
                             Corporation  Companies     Adjustments  Pro Forma

Income before realized
investment gains:
 Continuing operations       $    3.13   $   0.69 (A)  $ (0.17)     $  3.65
 Discontinued operations          0.05        -            -           0.05
 Operating income                 3.18       0.69        (0.17)        3.70

Realized investment gains
(net of income taxes):
 Continuing operations            0.38      (0.01)(A)      -           0.37
 Discontinued operations          0.34        -            -           0.34
 Realized investment gains        0.72      (0.01)         -           0.71

Net income:
 Continuing operations            3.51       0.68        (0.17)        3.97(B)

 Discontinued operations          0.39        -            -           0.39
Net income                   $    3.90   $   0.68      $ (0.17)     $  4.36(B)


(A) Realized investment gains are shown net of deferred acquisition cost reductions which are reflected in operating income from continuing operations.

(B) The pro forma earnings per share applicable to common shareholders reflects dividends on redeemable preferred stock of $2,672 or $0.05 per share.


Unaudited Analysis of Pro Forma Net Income
Nine Months Ended September 30, 1994

                            Jefferson-   Alexander
                              Pilot      Hamilton
                            Corporation  Companies    Adjustments  Pro Forma
				     (dollar amounts in thousands)
Income before realized
investment gains:
 Continuing operations       $ 139,180   $ 31,655 (A)  $(11,960)    $158,875
 Discontinued operations         5,769        -             -          5,769
 Operating income              144,949     31,655       (11,960)     164,644

Realized investment gains
(net of income taxes):
 Continuing operations          26,405      4,581(A)        -        30,986
 Discontinued operations            79         -            -            79
 Realized investment gains      26,484      4,581           -        31,065

Net income:
 Continuing operations         165,585     36,236       (11,960)     189,861

 Discontinued operations         5,848        -             -          5,848
Net income                   $ 171,433   $ 36,236      $(11,960)    $195,309



Unaudited Analysis of Per Share Pro Forma Earnings Applicable to Common
Shareholders
Nine Months Ended September 30, 1994

                             Jefferson-   Alexander
                               Pilot      Hamilton
                             Corporation  Companies     Adjustments  Pro Forma

Income before realized
investment gains:
 Continuing operations       $    2.86   $   0.65 (A)   $ (0.25)   $   3.26
 Discontinued operations          0.12        -             -          0.12
 Operating income                 2.98       0.65         (0.25)       3.38

Realized investment gains
(net of income taxes):
 Continuing operations            0.54       0.09(A)        -          0.63
 Discontinued operations           -          -              -           -
 Realized investment gains        0.54       0.09           -          0.63

Net income:
 Continuing operations            3.40       0.74         (0.25)       3.84(B)

 Discontinued operations          0.12        -             -          0.12
Net income                   $    3.52   $   0.74      $  (0.25)   $   3.96(B)


(A) Realized investment gains are shown net of deferred acquisition cost reductions which are reflected in operating income from continuing operations.

(B) The pro forma earnings per share applicable to common shareholders reflects dividends on redeemable preferred stock of $2,672 or $0.05 per share.

November 22, 1995



VIA EDGAR
Securities and Exchange Commission
ATTENTION:  Filing Desk, Stop 1-4
450 Fifth Street N.W.
Washington, D.C.  20549
Ladies and Gentlemen:
SUBJECT:  Jefferson-Pilot Corporation

File No. 1-5955


Enclosed herewith is Form 8-K/A (Amendment No. 2) amending the Current Report on Form 8-K for Jefferson-Pilot Corporation that was filed on October 19, 1995, to update the interim financial statements, and the pro forma financial statements to September 30, 1995. The statements are related to the acquisition on October 6, 1995 of Alexander Hamilton Life Insurance Company of America.

This update is not required by Form 8-K rules but is needed to complete (through incorporation by reference) the requirements relevant to seeking acceleration of our Form S-3 Registration Statement (No. 33-63521).

Please confirm receipt of this filing by notifying the CompuServe mailbox maintained by Jefferson-Pilot.


Very truly yours,


 /s/ Robert A. Reed
Robert A. Reed
Vice President, Secretary
  and Associate General Counsel
Jefferson-Pilot Corporation